SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

Florida	0-25681	65-0423422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One Suite 500 North Palm Beach, Florida	33408
(zip code)

Registrant’s telephone number, including area code: (561) 630-2400

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2005, Bankrate, Inc. (the “Company”) announced via press release the Company’s results for its fourth quarter and year ended December 31, 2004. A copy of the Company’s press release is included herein as Exhibit 99.1. The information provided under this Item 2.02 of Form 8-K, including the press release included as Exhibit 99.1, is being furnished to, but not filed with, the Securities and Exchange Commission.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 3, 2005, Bankrate, Inc. (the “Company”) announced during its fourth quarter and full year 2004 conference call, that it expects to report 2005 total revenue of between $42.3 million and $43.1 million; and pre-tax income (excluding the impact of expensing the fair value of outstanding stock options) of between $11.4 million, or $0.69 per diluted share, and $11.7 million, or $0.71 per diluted share.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1)	None.

(b)	Pro forma financial information.

(1)	None.

(c)	Exhibits.

99.1	Text of press release of Bankrate, Inc. dated February 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: February 3, 2005	By:	/s/ Robert J. DeFranco
Robert J. DeFranco
Title Senior Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Text of press release of Bankrate, Inc. dated February 3, 2005.